UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 29, 2005

                                 Homestore, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                     000-26659                  95-4438337
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                            30700 Russell Ranch Road
                       Westlake Village, California 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
                                -----------------

Item 1.01 Entry into a Material Definitive Agreement.
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Item 9.01 Exhibits.
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Signature
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Exhibit Index
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Exhibit 99.1
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Item 1.01 Entry into a Material Definitive Agreement.
-----------------------------------------------------

     On October 29, 2005, Homestore, Inc. (the "Company") entered into an Amendment to Distribution Agreement (the "Amendment"), effective as of October 29, 2005, with America Online, Inc. ("AOL"). The Amendment amends the Distribution Agreement dated June 30, 2004, between AOL and the Company (the "Distribution Agreement") which was filed as Exhibit 10.1 to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2004 filed with the Securities and Exchange Commission ("SEC") on August 4, 2004. Pursuant to the Distribution Agreement, the Company is the exclusive provider of national property listings across AOL, Netscape and CompuServe and the Company distributes moving and home and garden content for a home and real-estate related channel on AOL and provides AOL's domestic subscribers an online area to find home-related information, tools and services.

     The Amendment extends the term of the Distribution Agreement, which would have expired on December 31, 2005, until September 30, 2007, and amends certain confidential performance and payment terms of the Distribution Agreement. The Amendment will be filed as an exhibit to the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2005, with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment.

     On November 1, 2005, the Company issued a press release announcing that it had entered into the Amendment. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Exhibits.
-------------------

(d) Exhibits

99.1 Press Release dated November 1, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HOMESTORE, INC.

Date: November 1, 2005                     By: /s/ Michael R. Douglas
                                               ---------------------------------
                                               Michael R. Douglas
                                               Executive Vice President, General
                                               Counsel and Secretary

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                                  EXHIBIT INDEX

99.1 Press Release dated November 1, 2005.